UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2011

GREEN EARTH TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-53797	26-0755102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1136 Celebration Boulevard, Celebration, Florida 34747
 (Address of principal executive office) (Zip Code)

(877) 438-4761
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to Vote of Security Holders.

On December 6, 2011 the Company held its 2011 Annual Meeting of Stockholders.  At that meeting, stockholders:

●	Elected one Class III director to serve until the 2014 annual meeting of the Company’s stockholders or until his successor has been elected and qualified (“Election of Director”); and

●	Provided advisory approval of the appointment of independent auditors for fiscal year 2012 (“Appointment of Auditors”).

The specific votes with respect to aforementioned were as follows:

1.      Election of director:

NAME	VOTES
	FOR	WITHHELD	BROKER NON-VOTES
Jeffrey Loch	81,617,526	2,195,698	0

2.	Appointment of Auditors:

VOTES
FOR	AGAINST	ABSTAIN
83,748,258	32,000	32,966

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN EARTH TECHNOLOGIES, INC.

By:	/s/ Greg Adams
Greg Adams
Chief Operating Officer and Chief Financial Officer

Dated:  December 8, 2011